                                                                   EXHIBIT 10.18

                           CABLE AFFILIATION AGREEMENT


THIS AGREEMENT is made as of the 8th day of October, 1997, by and between WINK COMMUNICATIONS, INC., a California corporation ("Wink"), whose address is 1001 Marina Village Parkway, Alameda, CA 94501 and Charter Communications Inc., a Delaware corporation ("Charter"), whose address is 12444 Powerscourt Drive, St. Louis, MO 63131

WHEREAS, Wink is the proprietary owner of a software and hardware configuration or product (the "Product") which allows multi-channel video programming suppliers and off-air broadcast networks to utilize that band known as the vertical blanking interval and commonly referred to as the VBI.

WHEREAS, the Wink Product will allow programmers to program the VBI with data.

WHEREAS, Charter is an owner, manager and operator of CATV systems.

WHEREAS, Charter controls the VBI broadcast over its cable system.

WHEREAS, Charter desires to provide this data stream to its customers.

NOW, THEREFORE, the parties agree as follows:

1.      GRANT OF LICENSE

1.1 Wink hereby grants to Charter Communications, Inc. and its subsidiaries and affiliated entities (collectively referred to herein as "Affiliate") the non-exclusive license to use the Wink ITV Studio, Wink ITV Broadcast Server, and Wink ITV Response Server versions 1.0 and 1.x updates (hereinafter collectively referred to as "Wink Software") to deliver "enhanced broadcasting" capability, virtual channels, response transaction routing and templates for pay-per-view and pay unit enhancement trials.

1.2 Except as provided herein, this License is not transferable outside of the Affiliate systems Operating Area, nor any rights hereunder, may be transferred, assigned or sub-licensed in whole or in part without Wink's prior written consent which consent will not be unreasonably withheld.

1.3 For purposes of this Agreement, the "Operating Area" of any system shall mean, with respect to a cable television system, the geographical area where Affiliate is authorized to construct, operate, manage or maintain a cable television system by appropriate governmental authority.

1.4 Affiliate agrees to utilize the Wink Software on advanced analog and digital cable set top boxes owned by Affiliate and designated by Affiliate in its discretion, for use with Wink services. Affiliate agrees to launch Wink services in St. Paul, MN within 90 days of completing the Acquisition of the St. Paul, MN System. Affiliate also agrees to launch Wink Services in its Los Angeles system within 90 days of offering Digital or Advanced Analog converters to its customers.

1.5 Wink agrees that a minimum of ten programmers will be offering Wink "enhanced broadcasting" content starting at launch and through the term of this Agreement.

2.      TERM

2.1 The term of this Agreement shall commence on the date of execution of this Agreement and terminate three (3) years thereafter.

2.2 Except as otherwise provided herein, neither Affiliate nor Wink may terminate this Agreement except upon sixty (60) days prior written notice and then only if the other has made a misrepresentation herein or breaches any of its material obligations hereunder and such misrepresentation or breach (which shall be specified in such notice) is not or cannot be cured within sixty (60) days of such notice.

2.3 Wink agrees to not provide Wink Services to other CATV/Satellite/MMDS operators competing in the two (2) Affiliate launch markets excluding CATV Operators TCI, Media One and Century that have franchises that are adjacent to the launch markets throughout the term of this Agreement, dependent on Affiliate launching Wink in those markets.

3.      INTEGRATION

3.1 Affiliate may distribute "enhanced broadcasting" through its Operating Area head-ends. For the purposes of this Agreement, "enhanced broadcasting" consists of video originated by a national broadcaster or a cable programming network that has been enhanced through the use of Wink Software.

3.2 Wink also agrees to perform all work, provide all equipment and equipment interface necessary to integrate with advanced analog and digital cable set top boxes at no charge to Affiliate. The Wink software will not exceed 128k ROM and 34k RAM I the CFT-2200 converter. Attached hereto and incorporated herein by reference is the equipment and equipment interface to be purchased by Affiliate in order to engage the Wink service. Any equipment or equipment interface not specifically included on Attachment C, plus or minus ten (10) percent of the value of the equipment listed, will be the responsibility of Wink and Charter will have no requirement to purchase or provide, this excludes special headend requirements unique to Charter.

3.3 Affiliate agrees to prioritize the Wink software installation/integration and provide the necessary resources to meet Affiliate system launch dates outlined in paragraph 1.4 of this Agreement.

3.4 Both parties will use their best efforts to complete all installation of equipment and equipment interface/integration work per the dates mentioned above subject to Wink's performance of its obligations in paragraph 3.2 to this Agreement and to successful testing of the Wink software installation/integration, which testing shall occur at least one month prior to launch. Both parties agree that the scheduled launch date is dependent upon timely completion of all installation/integration work necessary for launch. Failure to complete installation/integration work as scheduled is cause for termination of this Agreement.

3.5 Affiliate agrees to allow Wink to install and use Wink Response Servers located in individual Affiliate cable headends to collect, aggregate, and route responses for national "enhanced broadcasting" applications through Wink's Alameda Data Center. Wink agrees to provide daily reporting to Affiliate of all response traffic generated by its Affiliate subscribers at no additional charge. Charter will retain ownership of all information or data related to its customers buying patterns, trends, and characteristics. Wink may utilize only what data is necessary to fulfill response orders and may not use the data in any way without Charter's express written consent and to keep confidential all information pertaining to Affiliate's subscribers and proprietary business operations that are obtained from Affiliate as a result of this Agreement.

4.      RATES AND DEPLOYMENT

4.1 Affiliate agrees to provide Wink "enhanced broadcasting" as part of its advanced analog offering to its subscribers in the St. Paul, Minnesota Operating Area (the Launch Market) within 90 days of completing the acquisition of the St. Paul, MN system. Affiliate also agrees to deploy Wink within 90 days of launching either advanced analog or digital converters in Los Angeles, CA operating area.

4.2 Effective at launch in St. Paul, Affiliate agrees to remit a license fee payment of [ * ] for the Launch Market until the Launch Market has [ * ] or for a period of one year; whichever comes first. [ * ] of this Agreement, whichever comes first, Wink's pricing of [ * ] will then be the introductory pricing for all Affiliate Operating Areas that chose to launch Wink Services during the term of this Agreement, including the Launch Market. Affiliate agrees to supply all server hardware required for deployment as listed in Attachment C of the Agreement.

4.3 Effective with deployment in Los Angeles, Affiliate agrees to pay Wink at a rate of [ * ] per Wink subscriber per month until 30,000 Wink subscribers are reached. During this time, Affiliate will not share in transaction revenue. When [ * ] are reached, Affiliate will pay Wink
        [ * ] and will share in transaction revenue.

4.4 Billing System Conversion fees charged to the affiliate by CableData for supporting Winks Services will be the sole responsibility of Wink and will be paid by Wink throughout the term of this Agreement.

4.5 During the term of this Agreement, Charter commits to make available, in cable systems deploying Wink's Enhance Broadcasting, three (3) lines of VBI in the Programmers Video Signal (Channel) for Wink's Enhanced Broadcast data transportation. Charter retains ownership of all

----------------------

        * Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.
Omitted portions have been filed with the Commission.

        VBI in its Cable Systems and at its discretion may make available additional VBI for Wink. VBI is a term and technology inherent in analog environment. Assuming the functional equivalent of the "VBI" is available in the digital environment, Charter cable systems will deploy Wink using the functional equivalent of the current contract usage of two lines of the VBI. Affiliate agrees to keep the appropriate headend and server equipment in good working order for an uninterrupted carriage of "enhanced broadcasting". If Affiliate experiences problems with the "enhanced broadcasting" delivery system, Affiliate will use its best efforts to restore "enhanced broadcasting" service as soon as possible. Affiliate agrees not to charge Programmer for carriage or use of the three lines of VBI associated with delivery of " enhanced broadcasting" for the term of the Agreement; provided that Affiliate retains all ownership in the VBI and may refuse to transmit or may charge Programmer for all uses of the VBI that are not essential to the delivery of "enhanced broadcasting". Any interference by Wink or its services with Affiliate's legal obligation to transmit signals in the VBI or any interference with the operation of the cable system, including but not limited to its transmission of television signals or other services provided over the cable system is cause for immediate termination of this Agreement.

4.6 Wink agrees to revenue share with Affiliate, its fees, on all Wink generated purchase and request transactions by Affiliates' Wink Subscribers for the term of this Agreement. Wink will pay Affiliate per Schedule A of this Agreement for all fees collected by Wink for transactions by Charter Subscribers.

4.7 For purposes of this Agreement, the term "Wink Subscriber" shall mean each Affiliate residential customer and commercial or business establishment receiving the Wink Service and receiving and separately paying for Charter's cable television service.

4.8 Affiliate agrees to pay Wink [ * ] in installation and conversion fees within thirty (30) days of execution of the Agreement and [ * ] upon successful launch of the Wink service in the Launch Market. This fee will cover conversion costs for the two initial systems deploying Wink. Conversion fees for all other Affiliate Operating Areas will be [ * ] of Wink's then standard retail rate. Any reasonable shipping or reasonable travel costs, lodging and meals incurred by Wink in support of on-site installation, maintenance, support, training, or consulting under this Agreement shall be included in the conversion fees listed above.

4.9 Affiliate may choose to utilize other products and services of Wink from time to time under this Agreement. Services that are not essential to the operation of the Wink Service will be extended by Wink to Affiliate at rates listed in the Attachment B of this Agreement, if not listed on Attachment B, the then retail rate, or at a rate to be mutually agreed upon by both the parties will prevail.


----------------------

        * Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed with the Commission.

5.      PAYMENT TERMS

5.1 On or before the forty-fifth (45th) day following Affiliate's receipt of Wink's invoice. Affiliate shall remit to Wink all fees owed for services rendered in the previous month. Charter shall have the option to prepay on a yearly basis. In the event Charter chooses to exercise the prepay option, the rate will be subject to a [ * ].

5.2 Wink's failure, for any reason, to send an invoice for a particular monthly payment shall not relieve Affiliate of its obligation to make any payment. Past due payments from either party shall bear interest at a rate equal to the lesser of (i) one percent (1%) per month or (ii) the maximum legal rate permitted under law, and Affiliate shall be liable for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable court costs and attorneys' fees) incurred by Wink in collecting any past due payments.

5.3 Wink will pay Charter Revenue Share Fees, as listed in Attachment A, within forty five (45) days of each month's accumulative total. Payments made to Charter after the thirty day billing period will be subject to late payment terms outlined in paragraph 5.2.

6.      PROMOTION AND RESEARCH

6.1 Affiliate agrees to promote and market the Wink service to Subscribers within the Operating Area of each Affiliate system in which service is being provided. Advertising, promotional, marketing and/or sales materials concerning the Wink service which are provided to Affiliate by Wink may be used at the discretion of Affiliate.

6.2 Wink may, from time to time, but not more than four (4) times per year, undertake marketing tests and surveys, rating polls and other research in connection with Affiliate, provided, that Wink provides Affiliate with prior written notice. Affiliate shall use best efforts to provide Wink with reasonable assistance in conducting such research with respect to Affiliate's subscribers. Affiliate agrees that Wink and Wink agrees that Affiliate will have access to any and all research regarding the deployment, launch, and usage of Wink service by Affiliate subscribers. Wink agrees to treat as confidential all information about Affiliate and Affiliate's Subscribers obtained by Wink in connection with this Agreement.

7.      NOTICES

7.1 All notices, statements, and other communications given hereunder shall be in writing and shall be delivered by facsimile transmission, personal delivery, certified mail, return receipt requested, or by next day express delivery, addressed, if to WINK COMMUNICATIONS at 1001 Marina Village Parkway, Alameda, CA 94501 and if to Affiliate at 12444 Powerscourt Drive, Ste 400, St. Louis, MO 63131. The date of such facsimile transmission, telegraphing or personal delivery or the next day if by express delivery, or the date three (3) days after mailing, shall be deemed the date on which such notice is given and effective.

8.      TRADEMARKS

8.1 All right, title and interest in and to the service or other rights, of whatever nature, related thereto shall remain the property of Wink. Further, Affiliate acknowledges and agrees that all names, logos, marks, copyright notices or designations utilized by Wink in connection with the service are the sole and exclusive property of Wink, and no rights or ownership are intended to be or shall be transferred to Affiliate.

8.2 All right, title and interest in and to Affiliate's services, equipment or facilities or other rights, of whatever nature, related thereto shall remain the property of Affiliate. Further, Wink acknowledges and agrees that all names, logos, marks, copyright notices utilized by Affiliate in connection with Affiliate's services are the sole and exclusive property of Affiliate, and no rights or ownership are intended to be or shall be transferred to Wink.

9.      REPRESENTATION

9.1 Wink represents and warrants to Affiliate that (i) it is a corporation duly organized and validly existing under the laws of the State of California; (ii) Wink has the corporate power and authority and all necessary legal rights to enter into this Agreement and to fully perform its obligations hereunder; (iii) Wink is under no contractual or other legal obligation which in' any way interferes with its ability to fully, promptly and completely perform hereunder.

9.2 Affiliate represents and warrants to Wink that (i) Affiliate is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) Affiliate has the requisite power and authority to enter in this Agreement and to fully perform its obligations hereunder; (iii) Affiliate's operating areas are operating, with respect to any cable television system, pursuant to valid franchise agreements, or licenses or other permits duly authorized by proper local authorities; (iv) Affiliate is under no contractual or other legal obligation which in any way interferes with its ability to fully, promptly and completely perform hereunder.

10.     CONFIDENTIALITY

10.1 Neither Affiliate nor Wink shall disclose to any third party (other than its respective employees, in their capacity as such), any Proprietary Information without prior written consent. The parties agree to keep the terms of this Agreement and Proprietary Information confidential, but acknowledge that certain disclosures may be required by law. "Proprietary Information" means any ideas, plans or information, including, without limitation, information of a technological or business nature (including, without limitation, all trade secrets, technology, intellectual property, data, summaries, reports, subscriber information, or mailing lists, whether written or oral and, if written, however produced) which is received by the receiving Party or otherwise disclosed to the receiving Party from or by the disclosing Party, that is marked as confidential or proprietary or bears a marking of like import, or that the disclosing Party states, is to be considered proprietary or confidential, or that would logically be considered to be proprietary under the circumstances of disclosure.

12.     TERMINATION

12.1 Notwithstanding any other provision herein, Wink will have the right to terminate this Agreement or any licenses granted herein if Affiliate fails to comply with any of its material obligations under this Agreement. Should Wink elect to exercise this right to terminate for nonperformance, it must be done in writing specifically setting forth those items of nonperformance. Affiliate will then have sixty (60) days from receipt of notification to remedy the items of nonperformance. In the event that Affiliate does not remedy the items of nonperformance, then Wink shall have the right, at reasonable times and under reasonable conditions, with prior written notice to Affiliate, to enter upon Affiliate's premises to repossess and remove any Wink-owned or licensed Products. In addition, Wink's termination of this Agreement or such taking of possession shall be without prejudice to any other remedies Wink may have, including, without limitation, all remedies with respect to the unperformed balance of this Agreement; provided, however, that if Affiliate has not made payment of the fees or charges due hereunder and such nonpayment continues after thirty (30) days prior written notice by Wink, then Wink may terminate this Agreement or any license granted herein.

12.2 Notwithstanding any other provision herein, Affiliate will have the right to terminate this Agreement or all or any licenses granted herein if Wink fails to comply with any of its material obligations under this Agreement. Should Affiliate elect to exercise this right to terminate for nonperformance, it must be done in writing specifically setting forth those items of nonperformance. Unless termination is immediate, Wink will then have sixty (60) days from receipt of notification to remedy the items of nonperformance. In the event that Wink does not remedy the items of nonperformance, then Affiliate shall have the right to without limitation, all remedies with respect to the unperformed balance of this Agreement.

12.3 Upon expiration of the term (including any extensions thereof) of this Agreement or upon the termination of this Agreement or of any license granted hereunder for any reason, all rights of Affiliate to use the Products will cease and Affiliate will promptly (i) grant to Wink, at reasonable times and under reasonable conditions, with prior written notice, access to its business premises and the Products and allow Wink to remove the Products, (ii) purge all copies of all Products from all computer processors or storage media on which Affiliate has installed or permitted others to install such Products, and (iii) when requested by Wink, certify to Wink in writing, signed by an officer of Affiliate, that all copies of the Products have been returned to Wink or destroyed and that no copy of any Product remains in Affiliate's possession or under its control. Upon expiration or termination of this Agreement, all rights to use Affiliate's VBI shall revert back to Affiliate.

13.     FORCE MAJEURE

13.1 If either party to this Agreement shall be delayed or interrupted in the performance or completion of their performance obligations hereunder by an embargo, war, fire, flood, earthquake, epidemic or other calamity, act of God or of the public enemy, or by any strike or labor dispute, or by the inability to secure governmental licenses, permits or priorities, or by the unavailability of sources of supply, or by any other outside cause which is beyond the control of the party and without its fault or negligence, then it shall be excused from any delay or failure to perform under the Agreement.

14.     GENERAL

The parties agree that in the event it is necessary to employ attorneys to enforce the terms of this Agreement, the prevailing party in any lawsuit shall be entitled to an award of reasonable attorneys' fees and court costs.

(a) Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Affiliate may assign this Agreement to affiliated or subsidiary companies without the consent of Affiliate and Wink.

(b) This Agreement will be governed in all respects by the laws of the State of California.

(c) this Agreement represents the entire agreement between the parties and supersedes and replaces all prior oral and written proposals, communications and agreements with regard to the subject matter hereof between Affiliate and Wink. This Agreement may be amended only by an instrument in writing, executed by Affiliate and Wink.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have entered into this Agreement as of the Effective Date.

WINK COMMUNICATIONS, INC.                          CHARTER COMMUNICATIONS, INC.

By: /s/ Maggie Wilderotter                         By: /s/ Jerald L. Kent

Name:   Maggie Wilderotter                         Name: Jerald L. Kent

Title:  President & CEO                            Title:  Pres. & CEO

                                           ATTACHMENT A

                                    WINK/AFFILIATE REVENUE SHARE



                               WINK RESPONSE SERVICE TRANSACTION FEE




PURCHASE TRANSACTION FEES                                             AFFILIATE REVENUE SHARE
----------------------------------------------------------------------------------------------------
(Viewer name, address, credit card)                               National Ads        Local Ads
1-5,000 transactions/mo                                           [     *     ]     [     *     ]
5,001-25,000 transactions/mo                                      [     *     ]     [     *     ]
25,001-100,00 transactions /mo                                    [     *     ]     [     *     ]
100,001-250,000 transactions/mo                                   [     *     ]     [     *     ]
250,001-500,000 transactions/mo                                   [     *     ]     [     *     ]
500,001-up transactions/mo                                        [     *     ]     [     *     ]



REQUEST TRANSACTION FEES
----------------------------------------------------------------------------------------------------
(Viewer name, address only)

1-5,000 transactions/mo                                           [     *     ]     [     *     ]
5,001-25,000 transactions/mo                                      [     *     ]     [     *     ]
25,001-100,00 transactions /mo                                    [     *     ]     [     *     ]
100,001-250,000 transactions/mo                                   [     *     ]     [     *     ]
250,001-500,000 transactions/mo                                   [     *     ]     [     *     ]
500,001-up transactions/mo                                        [     *     ]     [     *     ]



----------------------

        * Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portion shave been filed with the Commission.

                                  ATTACHMENT B

                               ANCILLARY CHARGES


1.      Local Ad Insertion Module

        Equipment:    [     *     ] for Annex and SeaChange PC
                      [     *     ]
        Monthly Fee:  [     *     ]


2.      UNLIMITED VIRTUAL CHANNELS

        Equipment:    [     *     ]
                      [     *     ]
        Monthly Fee:  [     *     ]


3.      CUSTOMER SUPPORT

        [     *     ] technical support incident per month is included with
        the contract.  Additional incidents are charged at a rate of [   *  ].
        A service contract is also available for [     *    ] which includes 3
        incidents per month.


4.      CONSULTATIVE SERVICES

        Telephone consulting is billed at [ * ]. On-site consulting is billed at [ * ].



----------------------

        * Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed with the Commission.

                                  ATTACHMENT C


        CHARTER CFT-BOM
        ---------------
 QTY                      COMPUTERS                        PART NUMBER          UNIT COST   ITEM COST
 ---                      ---------                        -----------          ---------   ---------
1      WINK BROADCAST SERVER (WBS)                                               $9,136.20    $9,136.20
       Sun Ultra Enterprise 1 Model                       A11-UBA1-9S-064CE      $5,775.00
       170 w/167MHz
       TGX Graphics Sbus Adapter                                     X711OA        $809.00
       17" Color Monitor                                             X7103A        $693.00
       Sun 1.44 Internal Floppy Drive                                X6001A        $115.00
       Sun CD 12 Internal CD ROM                                    X61661A        $231.00
       Fast Ethernet 10/100 Sbus Adapter                             X1059A        $612.00
       Sun Country Kit-UNIX (Keyboard, Mouse, Power Cords)           X3540A          $0.00
       Sun Silver Server Support                   Ultra 1 model 170 Silver        $619.20
       Solaris Media 2.5.1                                 SOLD 2.5.1 APR97         $77.00
       System Configuration-OS                                      IS-101D         $85.00
       System Configuration                                          IS-203        $120.00
       Wink Broadcast Server Software                                           License
1      WINK RESPONSE SERVER (WRS)                                                 $9,136.20  $13,336.20
       Sun Ultra Enterprise 1 Model 170 w/167MHz          A11-UBA1-9S-064CE      $5,775.00
       TGX Graphics Sbus Adapter                                     X711OA        $809.00
       17" Color Monitor                                             X7103A        $693.00
       Sun 1.44 Internal Floppy Drive                               X6001 A        $115.00
       Sun CD 12 Internal CD ROM                                    X61661A        $231.00
       Fast Ethernet 10/100 Sbus Adapter                             X1059A        $612.00
       Sun Country Kit/UNIX (Keyboard, Mouse, Power Cords)           X3540A          $0.00
       Sun Silver Server Support                    Ultra I model 170 Silver       $619.20
       Solaris Media 2.5.1                                 SOLD 2.5.1 APR97         $77.00
       System Configuration-OS                                      IS-101D         $85.00
       System Configuration                                          IS-203        $120.00
       Oracle Enterprise Server 7.3.2.1 for Solaris                              $4,200.00
       Wink Response Server Software                                            License
1      WINK GATEWAY PC                                                           $2,415.00    $2,415.00
       PC-Rack Mountable
       Rackmount Case w/250 Power Supply                           SRPC-210
       Slide Rail Set
       Pentium 166MHz Motherboard w/512K Cache
       32 MB RAM
       1.2 GB WD EIDE Internal Hard Drive
       3.5" - 1.44MB Teac Internal Floppy Drive
       24X Toshiba IDE CD-ROM
       Diamond Stealth PCI w/2MB
       3COM 3C900 PCI Ethernet (Port #1)
       3COM 3C900 PCI Ethernet (Port #2)
       Additional Com Card for Com3 Com4 LPT2
       Windows NT Workstation 4.0 CD-ROM
       Mouse
       14" SVGA Color Monitor
       Rackmount Keyboard w/Mouse Tray                              RMK-110
       Wink's Gateway Software
       COMPUTER PERIPHERALS
2      US Robitics Courier V. Everything                    A22536-001224-0        $263.00      $526.00


       TERMINAL SERVERS
1      Xylogics Annex Three - 64-port, net-boot, twisted pair  AX3-32/32-IN-100      $4,895.00    $4,895.00
12     Annex Modem (DCE) Cable-50pin Telco  Fan to 6 Male DB25  AX3-CBL-DCE-100        $110.00    $1,320.00
1      Annex Three Software-DCROM                                     CM0014007        $340.00      $340.00
       CABLE HEADEND EQUIPMENT
20     Norpak TTX-745 NABTS Decoder (2/channel)                                       $400,001    $8,000.00
10     MVPII-DIU v0.7 or greater                                                                  Charter
====== ====================================================================        =========== ============
                                                                                   Total Cost:   $39,968.40
------ --------------------------------------------------------------------        ----------- ------------

        CHARTER DCT-BOM
 QTY                      COMPUTORS                        PART NUMBER          UNIT COST   ITEM COST
 ---                      ---------                        -----------          ---------   ---------
1      WINK BROADCAST SERVER (WBS)                                               $9,136.20    $9,136.20
------ -------------------------------------------------------------------- ----------- ------------
       Sun Ultra Enterprise 1 Model 170 w/167MHz          A11-UBA1-9S-O64CE      $5,775.00
       TGX Graphics Sbus Adapter                                     X7110A        $809.00
       17" Color Monitor                                             X7103A        $693.00
       Sun 1.44 Internal Floppy Drive                                X6001A        $115.00
       Sun CD 12 Internal CD ROM                                    X61661A        $231.00
       Fast Ethernet 10/100 Sbus Adapter                             X1059A        $612.00
       Sun Country Kit-UNIX (Keyboard, Mouse, Power Cords)           X3540A          $0.00
       Sun Silver Server Support                   Ultra 1 model 170 Silver        $619.20
       Solaris Media 2.5.1                                 SOLD 2.5.1 APR97         $77.00
       System Configuration - OS                                    IS-101D         $85.00
       System Configuration                                          IS-203        $120.00
       Wink Broadcast Server Software                                           License
1      WINK RESPONSE SERVER (WRS)                                                $9,136.20   $13,336.20
------ -------------------------------------------------------------------- ----------- ------------
       Sun Ultra Enterprise 1 Model 170 w/167MHz          All-UBA1-9S-064CE      $5,775.00
       TGX Graphics Sbus Adapter                                     X7110A        $809.00
       17" Color Monitor                                             X7103A        $693.00
       Sun 1.44 Internal Floppy Drive                                X6001A        $115.00
       Sun CD 12 Internal CD ROM                                    X61661A        $231.00
       Fast Ethernet 10/100 Sbus Adapter                             X1059A        $612.00
       Sun Country Kit-UNIX (Keyboard, Mouse, Power Cords)           X3540A          $0.00
       Sun Silver Server Support                   Ultra 1 model 170 Silver        $619.20
       Solaris Media 2.5.1                                 SOLD 2.5.1 APR97         $77.00
       System Configuration-OS                                      IS-101D         $85.00
       System Configuration                                          IS-203        $120.00
       Oracle Enterprise Server 7.3.2.1 for Solaris                              $4,200.00
       Wink Response Server Software                                            License
1      WINK GATEWAY PC                                                           $2,415.00    $2,415.00
------ -------------------------------------------------------------------- ----------- ------------
       PC-Rack Mountable
       Rackmount Case w/250 Power Supply                           SRPC-210
       Slide Rail Set
       Pentium 166MHz Motherboard w/512K Cache
       32 MB RAM
       1.2 GB WD EIDE Internal Hard Drive
       3.5" - 1.44MB Teac Internal Floppy Drive
       24X Toshiba IDE CD-ROM
       Diamond Stealth PCI w/2MB
       3COM 3C900 PCI Ethernet (Port #1)
       3COM 3C900 PCI Ethernet (Port #2)
       Additional Com Card for Com3 Com4 LPT2
       Windows NT Workstation 4.0 CD-ROM
       Mouse
       14" SVGA Color Monitor
       Rackmount Keyboard w/Mouse Tray                              RMK-110
       Wink's Gateway Software


       COMPUTOR PERIPHERALS
2      US Robitics Courier V. Everything                        A22536-001224-0        $263.00      $526.00
       TERMINAL SERVERS
1      Xylogics Annex Three - 32-port, net-boot, twisted pair  AX3-32/32-1N-300      $3,550.00    $3,550.00
6      Annex Modem (DCE) Cable-50pin Telco Fan to 6 Male DB25   AX3-CBL-DCE-100        $110.00      $660.00
1      Annex Three Software-DCROM                                     CM0014007        $340.00      $340.00
       CABLE HEADEND EQUIPMENT
20     Norpak TTX-745 NABTS Decoder (2/channel)                                        $400.00    $8,000.00
====== ====================================================================        =========== ============
                                                                            TOTAL COST:          $37,963.40
